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                                                                  EXHIBIT 10.6


                                   CU BANCORP
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                             Adopted April 27, 1994

                  Approved by the Shareholders on July 7, 1994

                 1.       PURPOSE.

                          (a)     The purpose of the CU Bancorp 1994
Non-Employee Director Stock Option Plan (the "1994 Non-Employee Director Plan") is to strengthen CU Bancorp (the "Company") by providing to non-employee directors (the "Non-Employee Directors") added independence, incentives for high levels of performance and to encourage stock ownership in the Company.
The 1994 Non-Employee Director Plan seeks to accomplish these goals by providing a means whereby the Non-Employee Directors of the Company may be given an opportunity to purchase by way of option common stock of the Company.

                          (b)     The Company, by means of the 1994
Non-Employee Director Plan, seeks to secure and retain the services of such Non-Employee Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                          (c)     The Company intends that the options issued
under the 1994 Non-Employee Director Plan shall be options which do not qualify as "incentive stock options" as that term is used in Section 422 of the Internal Revenue Code, as amended (the "Code") ("non- qualified options").

                 2.       ADMINISTRATION.

                          (a)     The 1994 Non-Employee Director Plan shall be
administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board"), which shall be composed of not fewer than two (2) members of the Board. All of the members of the Committee shall be "disinterested persons" as provided in Rule 16b-3(c)(2)(i) promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have, in connection with the administration of the 1994 Non-Employee Director Plan, the powers set forth in subparagraph 2(b), subject, however, to such resolutions, not inconsistent with the provisions of the 1994 Non-Employee Director Plan, as may be adopted from time to time by the Board. Any action of the Committee with respect to administration of the 1994 Non-Employee Director Plan shall be taken pursuant to a majority vote or to the unanimous written consent of its members.





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                          (b)     The Committee shall have the power, subject
to, and within the limitations of, the express provisions of the 1994 Non-Employee Director Plan:

                                     (i)   To construe and interpret the 1994
Non-Employee Director Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the 1994 Non-Employee Director Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the 1994 Non-Employee Director Plan fully effective.

                                     (ii)  Generally, to exercise such powers
and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

                          (c)     The Committee shall comply with the
provisions of Rule 16b-3 promulgated pursuant to the 1934 Act, as in effect from time to time, to the extent applicable to the 1994 Non-Employee Director Plan.

                          (d)     The determinations of the Committee on
matters referred to in this paragraph 2 shall be final and conclusive.

                 3.       SHARES SUBJECT TO THE 1994 NON-EMPLOYEE DIRECTOR
                          PLAN.

                 Subject to the provisions of paragraph 8 relating to adjustments upon changes in stock, the stock that may be offered pursuant to options granted under the 1994 Non-Employee Director Plan shall not exceed the aggregate of 200,000 shares of the Company's common stock. If any option granted under the 1994 Non-Employee Director Plan shall for any reason expire, be cancelled or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the 1994 Non-Employee Director Plan.

                 4.       ELIGIBILITY AND OPTION PROVISIONS.

                 Options to Non-Employee Directors shall be granted, without any further action on the part of the Committee, and as part of formula awards as defined in Rule 16b-3(c) only upon the following terms and conditions:

                          (a)     Each such person who is a director of the
Company on the Effective Date (as defined in paragraph 12) shall receive non-qualified options to acquire 5,000 shares of stock of the Company, subject to adjustment as provided in paragraph 8 hereof, on the Effective Date, and such options shall be deemed to have been granted on





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the Effective Date.  The Chairman of the Board on the Effective Date shall receive options to purchase an additional 2,500 shares of the Company's Common Stock.

                          (b)     Subject to the availability of shares under
the 1994 Non-Employee Director Plan, each such person who is a director of the Company on a date which is in each year of the 1994 Non-Employee Director Plan (commencing in 1995), one day following the Annual Meeting of Shareholders for such year (the "Annual Grant Date"), shall receive non-qualified options to acquire 5,000 shares of stock of the Company, subject to adjustment as provided in paragraph 8 hereof, on such date, and such options shall be deemed to have been granted on such date. However, in the event that the shares available under the 1994 Non-Employee Director Plan are insufficient to make any such grant in full, all grants made under subparagraphs 4(b) or (c) on such date shall be prorated. Only one meeting during any calendar year may be designated as the Annual Meeting of Shareholders, and to the event that more than one meeting is so designated, the earliest during such calendar year shall be considered the Annual Meeting of Shareholders for purposes of the 1994 Non-Employee Director Plan.

                          (c)     In addition to the grants described in
subparagraph 4(b) and subject to the availability of shares under the 1994 Non-Employee Director Plan, the Chairman of the Board of the Company on the Annual Grant Date shall receive non-qualified options to acquire 2,500 shares of stock of the Company, subject to adjustment as provided in paragraph 8 hereof, on such Annual Grant Date, and such options shall be deemed to have been granted on such anniversary date; provided, however, that in the event the shares available under the 1994 Non-Employee Director Plan are insufficient to make any such grant in full, all grants made under subparagraphs 4(b) or (c) on such date shall be prorated.

                          (d)     None of the options will be exercisable until
the March 31 next following the date of grant. Each option shall become exercisable in the following four cumulative annual installments: 25% on the first March 31 following the date of grant; an additional 25% on the second March 31 following the date of grant; an additional 25% on the third March 31 following the date of grant; and the last 25% on the fourth March 31 following the date of grant. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 4(d) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

                          (e)     Subject to earlier termination as provided
elsewhere in the 1994 Non-Employee Director Plan, each option shall expire ten
(10) years from the date the option was granted.





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                          (f)     The exercise price of each option shall be
equal to one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, which shall be the closing price for the stock of the Company on the date of such grant or if the date of such grant is not a trading day, the first immediately preceding trading day. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange registered under the 1934 Act on which the stock of the Company is admitted to trading or listed, or if not listed or admitted to trading on any national securities exchange, the last sale price of the stock of the Company on the National Association of Securities Dealers National Market System ("NMS") or, if not quoted in the NMS, the average of the closing bid and asked prices of the stock of the Company on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the stock of the Company is not listed on NASDAQ or any comparable system, the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                          (g)     The purchase price of stock acquired pursuant
to an option shall be paid at the time the option is exercised in cash or check payable to the order of the Company in an amount equal to the option price for the shares being purchased, in whole shares of stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable evaluation method, including the evaluation method described in Treasury Regulation Section 20.2031-2) equal to the option price for the shares being purchased, or a combination of stock and cash or check payable to the order of the Company, equal in the aggregate to the option price for the shares being purchased. Payments of stock shall be made by delivery of stock certificates properly endorsed for transfer in negotiable form. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

                          (h)     An option by its terms may only be
transferred by will or by the laws of descent and distribution upon the death of the optionee, shall not be transferable during the optionee's lifetime, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

                          (i)     The Company may require any optionee, or any
person to whom an option is transferred under subparagraph 4(h), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be issued upon the exercise of the option are then





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registered or qualified under the then applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

                          (j)     If a Non-Employee Director optionee ceases to
serve as a director of the Company, then such optionee's option shall terminate twelve (12) months thereafter, and during such twelve (12) month period, such option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to serve as a director of the Company. If such optionee dies during his term of office as a director or during the twelve month period following such cessation of directorship, then such option may be exercised at any specified time up to one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to his death. In the event that the Non-Employee Director optionee is removed from the Board of Directors of the Company for cause, the option terminates immediately on the date of such removal. Removal for cause shall include removal of a director who has been declared of unsound mind by an order of court or convicted of a felony.

                 This subparagraph 4(j) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's service as a director.

                          (k)     Options may be exercised by ten (10) days
written notice delivered to the Company stating the number of shares with respect to which the option is being exercised together with payment for such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number of shares which may be purchased under the option.

                          (l)     Any option granted hereunder shall provide as
determined by the Committee for appropriate arrangements for the satisfaction by the Company and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable, if any, to the exercise of the option or the later disposition of the shares of stock thereby acquired. Such arrangements shall include, without limitation, the right of the Company to deduct or withhold in the form of cash or, if permitted by law, shares of stock from any transfer or payment to an optionee or, if permitted by law, to receive transfers of shares of stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Committee in its discretion. Any shares of stock issued pursuant to the exercise of an option and transferred by the optionee to the Company for purposes of satisfying any withholding obligation shall not again be available for purposes of the Plan.





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                 5.       COVENANTS OF THE COMPANY.

                          (a)     During the terms of the options granted under
the 1994 Non-Employee Director Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                          (b)     The Company shall seek to obtain from each
regulatory commission or agency having jurisdiction over the 1994 Non-Employee Director Plan or the Company such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the 1994 Non-Employee Director Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended, either the 1994 Non-Employee Director Plan, any option granted under the 1994 Non-Employee Director Plan or any stock issued or issuable pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the 1994 Non-Employee Director Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon grant or upon exercise of such options unless and until such authority is obtained.

                          (c)     The Company shall indemnify and hold harmless
the members of the Committee in any action brought against any member in connection with the administration of the 1994 Non-Employee Director Plan to the maximum extent permitted by then applicable law, except in the case of willful misconduct or gross misfeasance by such member in connection with the 1994 Non-Employee Director Plan and its administration.

                 6.       USE OF PROCEEDS FROM STOCK.

                 Proceeds from the sale of stock pursuant to options granted under the 1994 Non-Employee Director Plan shall constitute general funds of the Company.

                 7.       MISCELLANEOUS.

                 Neither an optionee nor any person to whom an option is transferred under subparagraph 4(h) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

                 8.       ADJUSTMENTS UPON CHANGES IN STOCK.

                 If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock





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consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1994 Non-Employee Director Plan on account of any such adjustment.

                 9.       TERMINATING EVENTS.

                 Not less than thirty (30) days prior to the dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a "Terminating Event"), the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 4 hereof, exercisable in full, and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 1994 Non-Employee Director Plan. Upon the effective date of the Terminating Event, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 1994 Non-Employee Director Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

                 10.      AMENDMENT OF THE 1994 NON-EMPLOYEE DIRECTOR PLAN.

                          (a)     The Committee, at any time, and from time to
time, except as otherwise provided in subparagraph 10(c), may amend the 1994 Non-Employee Director Plan. However, except as provided in paragraph 8 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present or by the written consent of the holders of





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a majority of the outstanding shares of the Company entitled to vote, where the amendment will:


                                      (i)  Materially increase the number of
shares reserved for options under the 1994 Non-Employee Director Plan;

                                     (ii)  Materially modify the requirements
as to eligibility for participation in the 1994 Non-Employee Director Plan; or

                                    (iii)  Materially increase the benefits
accruing to participants under the 1994 Non-Employee Director Plan;

provided, however, that approval at a meeting or by written consent need not be obtained or may be obtained by a lesser degree of shareholder approval if the Committee determines, in its discretion after consultation with the Company's legal counsel, that such approval is not required under, or such lesser degree of shareholder approval will comply with, all applicable laws, including Rule 16b-3 promulgated pursuant to the 1934 Act.

                          (b)     Rights and obligations under any option
granted pursuant to the 1994 Non-Employee Director Plan, while the 1994 Non-Employee Director Plan is in effect, shall not be altered or impaired by suspension or termination of the 1994 Non-Employee Director Plan, except with the consent of the person to whom the stock or option was granted.

                          (c)     The provisions of paragraph 4 subdivisions
(a)-(f) may not be amended more than once every six (6) months other than to comply with changes in the Code, the Employee Retirement Income Securities Act, or the rules thereunder.

                 11. TERMINATION OR SUSPENSION OF THE 1994 NON-EMPLOYEE DIRECTOR PLAN.

                          (a)     The Committee may suspend or terminate the
1994 Non-Employee Director Plan at any time. Unless sooner terminated, the 1994 Non-Employee Director Plan shall terminate ten years from the Effective Date (as defined in paragraph 12) of the 1994 Non- Employee Director Plan. No options may be granted under the 1994 Non-Employee Director Plan while the 1994 Non-Employee Director Plan is suspended or after it is terminated.

                          (b)     Rights and obligations under any option
granted pursuant to the 1994 Non-Employee Director Plan, while the 1994 Non-Employee Director Plan is in effect, shall not be altered or impaired by suspension or termination of the 1994 Non-Employee Director Plan, except with the consent of the person to whom the stock or option was granted.





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                 12.      EFFECTIVE DATE OF PLAN.

                 The 1994 Non-Employee Director Plan shall become effective on April 27, 1994 (the "Effective Date") but no options granted under the 1994 Non-Employee Director Plan shall be exercised unless and until the 1994 Non-Employee Director Plan has been approved by the affirmative vote of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the appropriate state securities authorities and approval has been obtained from the appropriate federal or state and/or federal regulatory authorities.





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





                              AMENDMENT NUMBER ONE

                                   CU BANCORP
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                     Plan Originally Adopted April 27, 1994
                                      and
                  Approved by the Shareholders on July 7, 1994

                       Amendment Adopted April ___, 1996


A.  Amendments   [ITALICS DENOTES NEW LANGUAGE, UNDERLINES DENOTE DELETED
LANGUAGE]

I.

Section 4 (d) of the Plan is amended as follows:

         4 (d). None of the options will be exercisable until the March 31 next following the date of grant. Each option shall become exercisable in total on such March 31 next following the date of grant; the following four cumulative annual installments: 25% on the first March 31 following the date of grant; an additional 25% on the second March 31 following the date of grant; an additional 25% on the third March 31 following the date of grant; and the last 25% on the fourth March 31 following the date of grant. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 4(d) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

II.

Section 9 of the Plan is amended as follows:





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         9.  TERMINATING EVENTS.

         Not less than thirty (30) days prior to (i) the dissolution or liquidation of the Company, or (ii) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or (iii) a sale of substantially all the assets of the Company to another person, or (iv) a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property or (v) a Change in Control whereby in any one transaction 60% or more of the Company's outstanding stock changes ownership or there occurs a transfer of the power to vote 60% or more of the Company's common stock (a "Terminating Event"), the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 4 hereof, exercisable in full, and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 1994 Non-Employee Director Plan. Upon the effective date of the Terminating Event, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 1994 Non-Employee Director Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

B.  Additions

I.

The following section is added:

         EFFECTIVE DATE OF AMENDMENT NUMBER ONE TO PLAN.

         Amendment Number One to the 1994 Non-Employee Director Plan shall become effective immediately following the Effective Time of the Merger between the Company and Home Interstate Bancorp, but shall not be so effective unless and until Amendment Number One to the 1994 Non-Employee Director Plan has been approved by the affirmative vote of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present or





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

by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the appropriate state securities authorities and approval has been obtained from the appropriate federal or state and/or federal regulatory authorities.





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NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE
COMPANY'S STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE COMPANY'S 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY PRESENT, OR REPRESENTED, AND ENTITLED TO VOTE AT A DULY HELD MEETING AT WHICH A QUORUM IS PRESENT OR BY THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY ENTITLED TO VOTE.


                                   CU BANCORP

                           NON-QUALIFIED STOCK OPTION

                            (NON-EMPLOYEE DIRECTOR)


________________________, Optionee:

         CU Bancorp (the "Company"), pursuant to its 1994 Non-Employee Director Stock Option Plan (the "1994 Non-Employee Director Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").





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          The details of your option are as follows:

          1. The total number of shares subject to this option is FIVE-THOUSAND (5,000). None of the options will be exercisable until the March 31 next following the date of the grant. Each option shall become exercisable in full on such March 31. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

         2.       (a)     The exercise price of this option is____________
($_____) per share, which is equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant of this option.

                  (b) The exercise price per share shall be paid upon exercise of all or any part of each installment which has become exercisable by you at the time the option is exercised in cash or check payable to the order of the Company, in whole shares of stock of the Company owned by the Optionee having a fair market value on the exercise date equal to the option price for the shares being purchased, or a combination of stock and cash or check payable to the order of the Company, equal in the aggregate to the option price for the shares being purchased.





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         3.       The minimum number of shares with respect to which this
option may be exercised at any one time is ten (10) except as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ten (10) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares.

         4. The Company may require any optionee, or any person to whom an option is transferred under paragraph 7, as a condition of exercising the option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock; provided, however, that the requirement of providing such written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares issuable upon exercise of this option are then registered or qualified under the then applicable federal or state securities laws or (ii) a determination is made by counsel for the Company that such assurances are not required in the circumstances under the then applicable federal or state securities law.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the 1994 Non-Employee Director Plan, terminates on the date which is ten (10) years from the date of the grant as defined in the 1994 Non-Employee Director Plan. This option shall terminate prior to the expiration of its





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
term as follows: twelve (12) months after the cessation of your directorship with the Company for any reason, unless (A) in the event you die during the period of your service as a director or during the twelve month period specified above, one (1) year following the date of your death.; or (c) such cessation of directorship is for cause (as defined in the 1994 Non-Employee Director Plan) whereupon this option terminates immediately on the date of your removal from the Board of Directors of the Company. However, in any and all circumstances, this option may be exercised following cessation of directorship only as to that number of shares as to which it was exercisable on the date of cessation of directorship under the provisions of paragraph 1 of this option.

         6. This option may be exercised, to the extent specified above, by delivering ten (10) days' written notice of exercise together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to paragraph 4.

         7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         8. Any notices provided for in this option or the 1994 Non-Employee Director Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         9. This option is subject to all the provisions of the 1994 Non-Employee Director Plan and all amendments to the Plan, a copies of which are attached hereto, and its provisions are hereby made a part of this option, including without limitation, the provisions of paragraphs 4 of the 1994 Non-Employee Director Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the 1994 Non-Employee Director Plan. In the event of any conflict between the provisions of this option and those of the 1994 Non-Employee Director Plan, the provisions of the 1994 Non-Employee Director Plan shall control.

         10. The Company is not providing you with advice, warranties, or representations regarding any of the legal or tax effects to you with respect to this grant. You are encouraged to seek legal and tax advice from your own legal and tax advisers as soon as possible.

         11. By accepting this grant and the shares of Common Stock covered thereby, and by signing this instrument, you acknowledge that you are familiar with the terms of the grant and the 1994 Non-Employee Director Plan, that you have been encouraged by the Company to discuss the grant and the 1994 Non-Employee Director Plan with your own legal and tax advisers, and that you agree to be bound by the terms of the grant and the 1994 Non-Employee Director Plan.


               Dated this _____ day of __________________, 19__.

                                       Very truly yours,

                                       CU Bancorp



                                       By____________________________
                                         Duly authorized on behalf of
                                         the Board of Directors



The undersigned:

                  (a) Acknowledges receipt of the foregoing option and understands that all rights and liabilities with respect to this option are set forth in the option and the 1994 Non-Employee Director Plan; and

                  (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.



                                       ______________________________
                                                Optionee


                             Address:  ______________________________

                                       ______________________________


Attachments:

    CU Bancorp 1994 Non-Employee Directors Stock Option Plan and amendments thereto





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